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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 22, 2002, except for Note 12, which is as of March 12, 2002, relating to the financial statements, which appears in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001.

/s/ PRICEWATERHOUSECOOPERS LLP
PricewaterhouseCoopers LLP
San Jose, California
August 9, 2002